ROBERTSON STEPHENS MUTUAL FUNDS
The Emerging Growth Fund
Second-Quarter Report
June 30, 1997

EMERGING GROWTH

The Emerging Growth Fund SECOND-QUARTER REPORT

FUND PHILOSOPHY

The Robertson Stephens Emerging Growth Fund seeks capital appreciation by investing in small, rapidly growing companies. The Fund is actively managed, involving hands-on fundamental research that includes extensive travel and visits with company managements. The Fund seeks to invest in companies that are growing at least 20% annually, are market share leaders, and are managed by executives who can leverage a competitive advantage and consistently execute in today's business environment. The Fund is intended for investors with long-term investment goals.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  6
Portfolio Summary  7
Fund Performance - Class C Shares  8
Schedule of Investments  9
Statement of Assets and Liabilities  16
Statement of Operations  17
Statement of Changes in Net Assets  18
Financial Highlights - Class A Shares  19
Financial Highlights - Class C Shares  20
Notes to Financial Statements  21
Administration  28

FUND HIGHLIGHTS

YEAR 2000
Our strong performance was led by a very large weighting (12-15%) in firms related to the nascent industry of fixing the Year 2000 problem.

SMALL VS. LARGE CAP
Our smaller-capitalization growth companies demonstrate heavy investment spending and real revenue and EPS growth.

OUTLOOK
We are very optimistic about the relative performance outlook for smaller, emerging growth companies over the next 12-18 months.

ACQUISITION
During the quarter, BankAmerica agreed to acquire Robertson Stephens. The deal is subject to regulatory and other approvals, and it is expected to be completed as early as September 30, 1997.

[PHOTO]

FUND MANAGER


DEAR SHAREHOLDER:

The second quarter of 1997 was characterized by volatile selling early on and later powerful buying pressures. The Fund rose 22.89% during the quarter, which compared favorably to the Russell 2000 Growth Index's return of 17.55%. For the year to date, the Fund was up 5.68% versus 5.23% for the Russell 2000 Growth. For the period from May 8, 1997 (Commencement of Operations) to June 30, 1997, the Fund's Class C shares had a return of 11.35%.

The macroeconomic environment remains an ideal one for small-capitalization, emerging growth stocks. Stable or declining interest rates, low inflation, strong new business formations, and an excess of venture capital funding for entrepreneurs continue to provide rich soil for young, start-up firms.

SMALL VS. LARGE CAP
Despite such rosy forecasts, investors remain skittish about committing new investment capital to smaller firms. Investors presently prefer larger companies with high returns on total capital and are placing unsustainably high price-to-earnings multiples on these firms. One such large company is KELLOGG, whose cereal business is currently in a price war and which has grown revenues at only a 5% pace over the past 3-5 years.

"The macroeconomic environment remains an IDEAL one for small-capitalization, EMERGING GROWTH stocks."

KELLOGG overcomes these mediocre numbers by repurchasing $1.4 billion worth of stock in the open market using debt, and consequently generating 19% annual EPS growth during that same time period. Investors are currently paying a hefty P/E multiple of 27x for KELLOGG'S shares, quite a lofty valuation for a slow-growth company that, in essence, is returning cash back to shareholders in the form of stock repurchases.

I believe that investors will prefer strong, real revenue growth over "manufactured" earnings growth, especially so in a declining interest rate economy. Our Fund compares quite favorably to companies such as KELLOGG. Our projected revenue and EPS growth is 28-32% and our earnings multiple is 25x 1998 EPS.

Our smaller-capitalization growth companies demonstrate heavy investment spending and real revenue and EPS growth. They are for the most part gaining market share in emerging growth industry subsegments. The industry sales of our companies are growing at a minimum of 3x KELLOGG'S revenue growth rate of 3%, and the companies we target grow revenue by at least 20% per year. Our types of companies deserve to sell for significant premiums over the valuations of large corporations, and eventually I believe they will. I am patient enough to wait for such premium valuations, and I hope that my fellow shareholders are as well.

YEAR 2000
During the quarter, small, emerging stocks staged an admirable rebound in performance, particularly in technology, business services, and telecommunications equipment stocks. Our strong performance was led by a very large weighting (12-15%) in firms related to the nascent industry of fixing the Year 2000 problem. This emerging industry subsegment is coming to be dominated by lower-end computer service firms about which we happen to know a lot. Higher-end systems integrators have ceded or outright lost this business to lower-priced contract programmers. The labor intensity of converting COBOL software code is such that client companies seek out the lowest-priced talent who can do these jobs adequately.

PORTFOLIO

INVESTMENT MANAGEMENT


The Year 2000 problem has provided these low-end contract programmers with a chance to get higher prices and, more importantly, strong footholds into client companies that may decide to outsource more in-house information personnel in the future. The best computer programming firms are using windfall revenue growth and higher valuations to acquire their way into higher value-added information services, such as packaged application integration and consulting.

LUXURY HOTELS AND RESORTS
We also have purchased a large position in FOUR SEASONS (1.26% of the portfolio at quarter-end), which is a very well run luxury hotel management firm. FOUR SEASONS meets all of our key qualification criteria. First, its proprietary advantage is its well-known brand name and highest-quality, premium image. It also is gaining share from its peers in the luxury end of the hotel market, which is also the fastest growth segment. As FOUR SEASONS is only a management company, it has high margins and increasing returns on total capital that confirm the company's proprietary nature. FOUR SEASONS is growing both in the United States and overseas, and is adding new products such as resorts in exotic destinations and timeshares, striving to appeal to other aspects of the upscale consumer's life besides business travel. I believe that management is excellent and will protect the company's brand image, which has taken 30 years to build.

I contrast FOUR SEASONS with another hot hotel company, STARWOOD, which is attempting to launch an upscale brand from scratch. I would like all of you to watch STARWOOD for me and see which stock does better over time. My bet is with the established, well-known name.

The previous examples are only two of the exciting ideas that the first half's discovery process generated. Our Fund is filled with a well-balanced mixture of increasingly well known, fast-growth, small-capitalization companies; developing industry subsegments, such as Year 2000, deep submicron semiconductor equipment, and biological drug contract manufacturers; and companies exploiting established growth industry niches where entrenched competitors may have passed up incremental growth opportunities. Finding companies that fully exploit their advantages and grow faster than their peers is our ongoing strategy.

"FINDING COMPANIES THAT FULLY EXPLOIT THEIR ADVANTAGES AND GROW FASTER THAN THEIR PEERS IS OUR ONGOING STRATEGY."

As I have said in many phone messages and several conference calls over the past eight months, I am very optimistic about the relative performance outlook for smaller, emerging growth companies over the next 12-18 months. I invite you to keep listening to my updates in the coming months at the number listed below. If you should have questions, please give us a call or E-mail us at funds@rsco.com.

Sincerely,

/s/ JAMES L. CALLINAN

JAMES L. CALLINAN
Portfolio Manager
August 1, 1997

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Emerging Growth Fund, the S&P 500 Index(1), and the Russell 2000 Growth Index(2)

IF INVESTED ON NOVEMBER 30, 1987(3)

[GRAPH]



CUMULATIVE TOTAL RETURNS
                                                                      EMERGING GROWTH             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 6/30/97                                                     FUND               INDEX(1)     GROWTH INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------
Since inception (11/30/87)(3)                                                 529.69%             410.54%             264.71%
--------------------------------------------------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                                                      EMERGING GROWTH             S&P 500        RUSSELL 2000
FOR THE PERIODS ENDED 6/30/97                                                    FUND               INDEX(1)     GROWTH INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------
One year                                                                       10.39%              34.72%               4.60%
Three years                                                                    21.15%              28.83%              18.54%
Five years                                                                     16.44%              19.76%              15.14%
Since inception (11/30/87)(3)                                                  21.15%              18.53%              14.45%
--------------------------------------------------------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity base on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general.
     Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2) The Russell 2000 Growth Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a greater-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class A shares were first offered to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity.

PORTFOLIO SUMMARY
AS OF JUNE 30, 1997

[CHART]

Other/Other Assets, Net 3.1%
Real Estate 0.3%
Telecommunications Services 1.0%
Consumer 1.3%
Pharmaceuticals 2.4%
Medical Devices 2.9%
Financial 3.2%
Hotels 3.6%
Education 5.0%
Media 5.4%
Business Services 6.0%
Restaurants/Retail 6.7%
Health Care Services 6.9%
Cash/Cash Equivalents 2.1%
IT Services 20.3%
Software 12.1%
Telecommunications Equipment 10.6%
Hardware/Semiconductors 7.1%

TOP TEN HOLDINGS

1.
COMPUTER LEARNING CENTERS, INC. (2.36%)
Provides information technology and computer-related education and training.

2.
HBO & COMPANY (2.02%)
Sells information systems and technology to health care institutions.

3.
ECSOFT GROUP PLC (1.61%)
Provides information technology consulting, applications development, and system integration services to large European-based companies and organizations.

4.
THE WET SEAL, INC. (1.53%)
Sells moderately priced casual apparel designed for young women with active lifestyles.

5.
ASM LITHOGRAPHY HOLDING (1.45%)
Researches, develops, and manufactures advanced lithography systems for the semiconductor industry.

6.
REMEDY CORPORATION (1.39%)
Designs, manufactures, and markets client/server software.

7.
VITESSE SEMICONDUCTOR CORPORATION
(1.33%)
Designs, manufactures, and markets integrated circuits.

8.
LAMAR ADVERTISING COMPANY (1.28%)
Owns and operates outdoor advertising structures.

9.
STRAYER EDUCATION, INC. (1.27%)
Offers a business-oriented curriculum to working adults through nine campuses in the Washington, D.C., and northern Virginia area.

10.
FOUR SEASONS HOTELS, INC. (1.26%)
Owns and manages medium-sized luxury hotels in 16 countries under the names "Four Seasons" and "Regent."

FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Emerging Growth Fund, the S&P 500 Index(1), and the Russell 2000 Growth Index(2)
IF INVESTED ON MAY 8, 1997(3)


[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                  EMERGING GROWTH     EMERGING GROWTH             S&P 500        RUSSELL 2000
FOR THE PERIOD ENDED 6/30/97                                 FUND                FUND(4)            INDEX(1)     GROWTH INDEX(2)
--------------------------------------------------------------------------------------------------------------------------------
Since inception (5/8/97)(3)                                12.35%              11.35%               8.17%              10.95%
--------------------------------------------------------------------------------------------------------------------------------

(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index.

(2) The Russell 2000 Growth Index is a market capitalization-weighted index composed of 2,000 U.S. companies with a greater-than-average growth orientation and market capitalizations ranging from $40 million to $450 million. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(3)  Date that the Fund's Class C shares were first sold to the public.

(4) Reflects the contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity.

SCHEDULE OF INVESTMENTS


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS
-----------------------------------------------------------------------------------------------------------------------------
BUSINESS SERVICES -  6.0%
ASI Solutions, Inc.                                                                                65,300        $    644,837
Abacus Direct Corporation                                                                          10,000             325,000
Accustaff, Inc.                                                                                   109,300           2,589,044
CSG Systems International, Inc.                                                                    25,000             771,875
Data Dimensions, Inc.                                                                              15,000             330,000
Forrester Research, Inc.                                                                           21,000             618,187
Maximus, Inc.                                                                                      19,400             346,775
On Assignment, Inc.                                                                                20,000             780,000
Optical Coating Laboratories, Inc.(1)                                                              10,000             135,000
Profit Recovery Group International                                                                86,500           1,200,187
Romac International, Inc.                                                                          83,100           2,721,525
Staff Leasing, Inc.                                                                                24,600             461,250
Technology Solutions Corporation                                                                   25,000             987,500
Universal Outdoor Holdings, Inc.                                                                   34,300           1,196,212
Waterlink, Inc.                                                                                     6,900              89,700
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   13,197,092
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - 12.1%
Arbor Software Corporation                                                                         49,000           1,727,250
BMC Software, Inc.                                                                                 23,900           1,323,462
Citrix Systems, Inc.                                                                               40,000           1,755,000
Computer Concepts Corporation                                                                     100,000              50,000
Dataworks Corporation                                                                              25,000             546,875
Forecross Corporation                                                                              20,500             352,600
GT Interactive Software                                                                             5,000              59,375
Genesys Telecom Laboratories, Inc.                                                                  4,700             130,425
Great Plains Software, Inc.                                                                         3,000              81,000
HNC Software, Inc.                                                                                 10,000             381,250
Intersolv, Inc.                                                                                    10,000              93,750
JDA Software Group, Inc.                                                                           20,000             682,500
LGS Group, Inc.(1,6)                                                                              182,600           1,257,348
New Era of Networks, Inc.                                                                          39,700             655,050
Peerless Systems Corporation                                                                       33,400             459,250
Pure Atria Corporation                                                                             60,000             847,500
Rational Software Corporation                                                                      46,000             773,375
Remedy Corporation                                                                                 76,900           3,076,000
Segue Software, Inc.                                                                               15,000             204,375
Siebel System, Inc.                                                                                75,000           2,418,750
Simulation Sciences, Inc.                                                                         101,700           1,550,925



THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                             9



SCHEDULE OF INVESTMENTS (CONTINUED)


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE - CONTINUED
Smallworldwide PLC, ADR(5)                                                                        122,000        $  2,074,000
Software Aristry , Inc.                                                                            30,000             476,250
Technology Modeling Associates, Inc.                                                               42,100             573,612
Vantive Corporation                                                                                93,350           2,637,137
Wind River Systems, Inc.                                                                           67,500           2,581,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   26,768,934
-----------------------------------------------------------------------------------------------------------------------------
CONSUMER - 1.3%
800-Jr Cigar, Inc.                                                                                 34,500             715,875
Miller Industries, Inc.                                                                            40,000             640,000
Modtech, Inc.                                                                                      59,700             768,637
Racing Champions Corporation                                                                        6,400              99,200
Sotheby's Holdings, Inc.(1)                                                                        15,000             253,125
Speedway Motorsports, Inc.                                                                         19,600             426,300
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,903,137
-----------------------------------------------------------------------------------------------------------------------------
EDUCATION - 5.0%
Apollo Group, Inc., Class A                                                                        20,400             719,100
Aris Corporation                                                                                   24,800             542,500
Computer Learning Centers, Inc.                                                                   124,550           5,231,100
Education Management Corporation                                                                    9,800             254,800
Learning Tree International, Inc.                                                                  35,000           1,553,125
Strayer Education, Inc.                                                                            74,200           2,819,600
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11,120,225
-----------------------------------------------------------------------------------------------------------------------------
ELECTRONICS - 1.2%
Uniphase Corporation                                                                               46,800           2,726,100
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,726,100
-----------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.2%
American Express Company(1)                                                                        10,000             745,000
Arm Financial Group, Inc.                                                                           1,300              26,000
Equitable of Iowa Companies                                                                        30,000           1,680,000
Financial Federal Corporation                                                                      52,200           1,148,400
Resource Bancshares Mortgage Group, Inc.(1)                                                        65,200           1,287,700
Southern Pacific Funding Corporation                                                               25,000             415,625
SunAmerica, Inc.                                                                                   35,000           1,706,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    7,008,975
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

10



JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
HARDWARE/SEMICONDUCTORS - 7.1%
ASM Lithography Holding                                                                            55,000        $  3,217,500
Comdisco, Inc.                                                                                     45,000           1,170,000
Compaq Computer Corporation                                                                        10,000             992,500
Hirsch International Corporation, Class A                                                           6,700             149,075
InTest Corporation                                                                                 30,300             272,700
Iomega Corporation                                                                                 91,700           1,822,537
Microage, Inc.                                                                                     74,800           1,374,450
Nichols Research Corporation                                                                        5,000             105,000
PRI Automation, Inc.                                                                               25,000             948,438
RadiSys Corporation                                                                                21,900             870,525
RF Micro Devices, Inc.                                                                              5,500             105,188
Sipex Corporation                                                                                  10,000             362,500
Tekelec Corporation                                                                                33,700           1,192,138
Veeco Instruments, Inc.                                                                             5,000             193,750
Vitesse Semiconductor Corporation                                                                  90,000           2,941,875
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   15,718,176
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE SERVICES - 6.7%
Assisted Living Concepts, Inc.                                                                     66,100           1,826,012
Cerner Corporation                                                                                 46,600             978,600
Coventry Corporation                                                                              127,000           1,920,875
Curative Health Services, Inc.                                                                     20,000             575,000
Foundation Health Systems, Inc., Class A                                                               95               2,903
HBO & Company(1)                                                                                   64,900           4,469,988
Medic Computer Systems, Inc.                                                                        5,000             111,250
Medical Manager Corporation                                                                        46,500             685,875
Medquist, Inc.                                                                                     19,400             589,275
Renal Care Group, Inc.                                                                             34,600           1,442,387
Sunrise Assisted Living, Inc.                                                                      26,200             917,000
Universal Health Services, Inc., Class B                                                           35,000           1,347,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   14,866,665
-----------------------------------------------------------------------------------------------------------------------------
HEALTH CARE SPECIALIZED SERVICES - 0.2%
Sunquest Information Systems, Inc.                                                                 27,900             418,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      418,500
-----------------------------------------------------------------------------------------------------------------------------
HOTELS - 3.6%
CapStar Hotel Company                                                                              50,000           1,600,000
Comfort Systems USA, Inc.                                                                          10,300             160,937
Doubletree Corporation                                                                             35,000           1,439,375
Fairfield Communities, Inc.                                                                        43,726           1,470,288
Four Seasons Hotels, Inc.                                                                          94,500           2,799,562
Leisure Canada, Inc.(6)                                                                            20,000              37,691
Silverleaf Resorts, Inc.                                                                           36,600             562,725
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    8,070,578
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                             11

SCHEDULE OF INVESTMENTS (CONTINUED)


JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY SERVICES/YEAR 2000 - 20.3%
Accelr-8 Technology Corporation                                                                    55,000        $    818,125
Affiliated Computer Services, Inc., Class A                                                        30,000             840,000
Alternative Resources Corporation                                                                 104,700           2,133,262
Amdahl Corporation                                                                                140,000           1,225,000
Analysts International Corporation(1)                                                              42,600           1,427,100
BDM International, Inc.                                                                            26,000             598,000
Ciber, Inc.                                                                                        30,000           1,025,625
Claremont Technology Group, Inc.                                                                  104,200           2,474,750
Complete Business Solutions, Inc.                                                                  68,600           1,697,850
Computer Horizons Corporation                                                                      52,700           1,804,975
Computer Management Sciences, Inc.                                                                127,650           2,616,825
Computer Task Group, Inc.(1)                                                                       65,000           2,421,250
Compuware Corporation                                                                              50,000           2,387,500
CORESTAFF, Inc.                                                                                    25,000             675,000
Crystal Systems Solutions, Ltd.                                                                    40,000             840,000
ECsoft Group PLC ADR(5)                                                                           254,400           3,561,600
EVI, Inc.                                                                                          20,000             840,000
IMRS, Inc.                                                                                         20,000             910,000
Intelligroup, Inc.                                                                                 18,100             174,212
Keane, Inc.                                                                                        29,200           1,518,400
Mastech Corporation                                                                                80,000           1,610,000
Metro Information Services, Inc.                                                                   30,000             592,500
Micro Focus Group PLC, ADR(5)                                                                      84,300           2,507,925
NGC Corporation, Class B(1)                                                                        80,000           1,235,000
ONTRACK Data International, Inc.                                                                   50,000           1,150,000
Premiere Technologies, Inc.                                                                        28,000             728,000
RCM Technologies, Inc.                                                                             24,500             260,312
RWD Technologies, Inc.                                                                              8,600             148,350
SCB Computer Technology, Inc.                                                                       5,000             117,500
Seec, Inc.                                                                                         65,000           1,251,250
Strategia Corporation                                                                              14,300             198,412
Transition Systems, Inc.                                                                           46,000             836,625
Unicomp, Inc.                                                                                     115,000             805,000
Vanstar Corporation                                                                                93,000           1,313,625
Viasoft, Inc.                                                                                      45,300           2,298,975
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   45,042,948
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - 5.4%
Emmis Broadcasting Corporation                                                                     53,900           2,351,388
Gemstar International Group, Ltd.                                                                 131,500           2,416,313
Journal Register Company                                                                           20,000             397,500
Lamar Advertising Company, Class A                                                                111,100           2,833,050
TMP Worldwide, Inc.                                                                                75,000           1,818,750


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

12



JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
MEDIA - CONTINUED
Univision Communications, Inc.                                                                     35,000        $  1,369,375
VDI Media, Inc.                                                                                    37,300             419,625
Westwood One, Inc.                                                                                 10,000             322,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   11,928,501
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL DEVICES - 2.0%
Acuson Corporation                                                                                 70,000           1,610,000
CYTYC Corporation                                                                                  60,000           1,627,500
Spine-Tech, Inc.                                                                                   35,000           1,299,375
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    4,536,875
-----------------------------------------------------------------------------------------------------------------------------
MEDICAL SUPPLIES - 0.9%
ResMed, Inc.                                                                                       26,500             642,625
SeaMED Corporation                                                                                 35,000             708,750
Wesley Jessen VisionCare, Inc.                                                                     23,300             556,287
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    1,907,662
-----------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS - 2.4%
Dura Pharmaceuticals, Inc.                                                                         65,000           2,591,876
Medicis Pharmaceutical Corporation, Class A                                                        49,900           2,488,763
Vertex Pharmaceuticals, Inc.                                                                        5,000             191,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    5,271,889
-----------------------------------------------------------------------------------------------------------------------------
REAL ESTATE - 0.3%
CB Commercial Real Estate Services Group, Inc.                                                     23,300             704,825
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                      704,825
-----------------------------------------------------------------------------------------------------------------------------
RESTAURANTS/RETAIL - 6.7%
Bed Bath & Beyond, Inc.                                                                            70,000           2,126,250
Claire's Stores, Inc.(1)                                                                           95,000           1,662,500
Coldwater Creek                                                                                    55,900           1,453,400
DM Management Company                                                                             126,300           1,436,662
Delia's, Inc.                                                                                      44,600             825,100
Dress Barn, Inc.                                                                                   10,000             195,000
Foodmaker, Inc.                                                                                    25,000             409,375
Gadzooks, Inc.                                                                                     35,300             688,350
General Nutrition Companies, Inc.                                                                   5,000             140,000
K & G Men's Center, Inc.                                                                           25,300             550,275
NPC International, Inc.                                                                            10,000             116,250
Pacific Sunwear of California, Inc.                                                                38,400           1,238,400
Piercing Pagoda, Inc.                                                                              23,400             587,925
The Wet Seal, Inc.                                                                                107,500           3,392,969
Vans, Inc.                                                                                         10,000             151,250
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   14,973,706
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                                                                             13



SCHEDULE OF INVESTMENTS (CONTINUED)

JUNE 30, 1997 (UNAUDITED)                                                                          SHARES               VALUE
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 10.6%
ACE*COMM Corporation                                                                              100,000        $  1,962,500
Aspect Telecommunications Corporation                                                              70,000           1,557,500
Brightpoint, Inc.                                                                                  78,300           2,549,644
CIENA Corporation                                                                                   5,000             235,625
Cellstar Corporation                                                                               19,200             588,000
Corning, Inc.                                                                                      40,000           2,225,000
Digital Microwave Corporation                                                                      34,400           1,032,000
GeoTel Communications Corporation                                                                 175,500           2,347,313
LCC International, Inc., Class A                                                                  110,000           1,732,500
Lightbridge, Inc.                                                                                 145,500           1,109,438
Natural Microsystems Corporation                                                                   55,000           1,980,000
P-Com, Inc.                                                                                        49,800           1,643,400
SpecTran Corporation                                                                               28,200             549,900
Spectrian Corporation                                                                              56,300           2,076,063
Tellabs, Inc.                                                                                      33,200           1,855,050
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                   23,443,933
-----------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS SERVICES - 1.0%
Midcom Communications, Inc.                                                                       201,000           1,067,813
Transaction Systems Architects, Inc., Class A                                                      35,000           1,207,500
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    2,275,313
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL COMMON STOCK - 96.0% (Cost $180,325,405)                                                                    212,884,034
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS
Applied Micro Circuits Corporation, Series 3, Restricted(2,3)                                       2,381              43,953
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS - 0.0% (Cost $50,001)                                                               43,953


                                                                                                      PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS
Midcom Communications, 8.25%, Due 8/15/03, 144A(1,3,4)                                          1,000,000             654,380
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS - 0.3% (Cost $1,000,000)                                                                      654,380


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

14



JUNE 30, 1997 (UNAUDITED)                                                                             PAR               VALUE
-----------------------------------------------------------------------------------------------------------------------------
GOVERNMENT BONDS
U.S. Treasury STRIP, Due 2/15/23                                                               12,000,000           2,073,636
-----------------------------------------------------------------------------------------------------------------------------
TOTAL GOVERNMENT BONDS - 0.9% (COST $1,892,040)                                                                     2,073,636

-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS - 97.2% (COST $183,267,446)                                                                     215,656,003
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS

Cash                                                                                                                        1

Repurchase Agreement
     State Street Bank & Trust Company, 5.50%, dated 6/30/1997, due 7/1/1997, maturity value $4,612,705 (collateralized by $4,675,000 par value
     U.S. Treasury Notes, 6.375%, due 4/30/97)                                                                      4,612,000
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 2.1%                                                                              4,612,001


-----------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS, NET - 0.7%                                                                                            1,433,782
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                                                                      $  221,701,786
-----------------------------------------------------------------------------------------------------------------------------

(1)  Income-producing security.
(2)  Restricted security. See 4.c. in Notes to Financial Statements.
(3)  Fair-value security. See 1.a. in Notes to Financial Statements.
(4) These securities may be resold in transactions exempt from registration under Rule 144A of the Securities Act of 1933.
(5)  ADR - American Depository Receipt.
(6)  Foreign security denominated in Canadian Dollars.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF ASSETS AND LIABILITIES


JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Investments, at value (Cost: $183,267,446)                                                                     $  215,656,003
Cash and cash equivalents                                                                                           4,612,001
Receivable for investments sold                                                                                     5,634,088
Receivable for fund shares subscribed                                                                                 768,687
Dividends/interest receivable                                                                                          42,415
-----------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                                                      226,713,194

-----------------------------------------------------------------------------------------------------------------------------
LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------
Payable for investments purchased                                                                                   3,298,541
Payable for fund shares redeemed                                                                                    1,237,624
Accrued expenses                                                                                                      251,758
Payable to adviser                                                                                                    178,775
Payable to distributor                                                                                                 44,710
-----------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                                                   5,011,408

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                  221,701,786
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
-----------------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                                                                   178,649,600
Accumulated undistributed net investment loss                                                                        (264,890)
Accumulated net realized gain from investments                                                                     10,928,519
Net unrealized appreciation on investments                                                                         32,388,557
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET ASSETS                                                                                                  221,701,786
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
PRICING OF SHARES:
Net Asset Value, offering, and redemption price per share - Class A Shares                                      $       21.21
     (Net assets of $221,648,980 applicable to 10,449,791 shares of beneficial interest outstanding with no par value)
-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, offering, and redemption price per share - Class C Shares                                      $       21.19
     (Net assets of $52,806 applicable to 2,492 shares of beneficial interest outstanding with no par value)(1)
-----------------------------------------------------------------------------------------------------------------------------

(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS


FOR THE SIX MONTHS ENDED JUNE 30, 1997 (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                   $          988,628
Dividends                                                                                                              63,366
Class action settlement revenue from investments                                                                      158,256
-----------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                                                                             1,210,250

-----------------------------------------------------------------------------------------------------------------------------
EXPENSES
-----------------------------------------------------------------------------------------------------------------------------
Investment advisory fees                                                                                              967,268
Distribution fees - Class A Shares                                                                                    241,807
Transfer agent fees                                                                                                   113,657
Custodian fees                                                                                                         59,755
Shareholder reports                                                                                                    41,630
Professional fees                                                                                                      27,150
Registration and filing fees                                                                                           11,765
Trustees' fees and expenses                                                                                            11,041
Insurance                                                                                                               1,027
Distribution fees - Class C Shares                                                                                         30
Shareholder servicing fees - Class C Shares                                                                                10
-----------------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                                                                      1,475,140

-----------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                                                                  (264,890)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION) ON INVESTMENTS
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain from investments                                                                                  7,351,660
Net change in unrealized appreciation on investments                                                                4,525,334
-----------------------------------------------------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON INVESTMENTS                                                 11,876,994

-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                               11,612,104
-----------------------------------------------------------------------------------------------------------------------------


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS


                                                                                                  FOR THE             FOR THE
                                                                                         SIX MONTHS ENDED          YEAR ENDED
                                                                                JUNE 30, 1997 (UNAUDITED)   DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                       $      (264,890)    $    (1,502,797)
Net realized gain from investments                                                              7,351,660          22,243,747
Net change in unrealized appreciation on investments                                            4,525,334           9,164,670
-----------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                           11,612,104          29,905,620

-----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income - Class A Shares                                                                  -                   -
Net investment income - Class C Shares(1)                                                               -                   -
Realized gains on investments - Class A Shares                                                          -         (28,398,700)
Realized gains on investments - Class C Shares(1)                                                       -                   -
-----------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                                     -         (28,398,700)

-----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting from capital share transactions                  (314,700)         41,168,975
-----------------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                                 (314,700)         41,168,975


-----------------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                                                   11,297,404          42,675,895
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                           210,404,382         167,728,487
End of period                                                                              $  221,701,786      $  210,404,382
-----------------------------------------------------------------------------------------------------------------------------

(1)  Class C shares were first sold on May 8, 1997.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS A SHARES

                                       FOR THE                 FOR THE                             FOR THE
                                    SIX MONTHS    FOR THE  NINE MONTHS     FOR THE    FOR THE THREE MONTHS     FOR THE     FOR THE
FOR A SHARE OUTSTANDING          ENDED 6/30/97 YEAR ENDED        ENDED  YEAR ENDED YEAR ENDED        ENDED  YEAR ENDED  YEAR ENDED
THROUGHOUT EACH PERIOD:            (UNAUDITED)   12/31/96     12/31/95     3/31/95    3/31/94      3/31/93    12/31/92    12/31/91
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
     beginning of period              $ 20.07    $  19.21     $  18.36    $  18.37   $  14.71     $  16.77    $  17.50    $  11.67
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                     (0.03)      (0.17)       (0.15)      (0.17)     (0.40)       (0.02)      (0.15)      (0.09)
Net realized gain/(loss)
     and unrealized appreciation/
     (depreciation) on investments       1.17        4.23         2.58        2.26       4.06       (2.04)      (0.31)        6.82
----------------------------------------------------------------------------------------------------------------------------------
Total Increase/(Decrease)
     in Net Assets
     Resulting From Operations           1.14        4.06         2.43        2.09       3.66       (2.06)      (0.46)        6.73


----------------------------------------------------------------------------------------------------------------------------------
Distributions from net
     investment income                      -           -            -           -          -            -           -           -
Distributions from realized
     gain on investments                    -       (3.20)       (1.58)      (2.10)          -            -      (0.27)      (0.90)
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD        $ 21.21    $  20.07     $  19.21    $  18.36   $  18.37     $  14.71    $  16.77    $  17.50
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                             5.68%      21.53%       13.50%      12.01%     24.88%     (12.28)%     (2.55)%      58.70%
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Net Assets, end of period (000s)    $ 221,649  $  210,404   $  167,728  $  182,275 $  168,192   $  228,893  $  277,531  $  141,929
Ratio of Expenses to
     Average Net Assets                  1.52%       1.60%        1.64%       1.56%      1.60%        1.54%       1.49%       1.59%
Ratio of Net Investment Loss
     to Average Net Assets              (0.27)%     (0.83)%      (0.99)%     (0.96)%    (1.27)%      (0.61)%     (0.92)%     (0.68)%
Portfolio Turnover Rate                   221%        270%         147%        280%       274%          43%        124%        147%
Average Commission Rate Paid(1)       $0.0560     $0.0587            -           -          -            -           -           -
----------------------------------------------------------------------------------------------------------------------------------


(1) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized.

Per-share data with respect to Class A shares for each of the periods has been determined by using the average number of Class A shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the periods.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS - CLASS C SHARES


                                                                      FOR THE
FOR A SHARE OUTSTANDING                                          PERIOD ENDED
THROUGHOUT THE PERIOD:                                 6/30/97(1) (UNAUDITED)
-----------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $    18.86
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Net investment loss                                                     (0.03)
Net realized gain and unrealized appreciation on
investments and securities sold short                                    2.36
-----------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations                     2.33

-----------------------------------------------------------------------------
Distributions from net investment income                                 --
Distributions from realized gain on investments                          --
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                     $    21.19
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
TOTAL RETURN                                                            12.35%
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------
Net Assets, end of period (000s)                                   $       53
Ratio of Expenses to Average Net Assets                                  2.27%
Ratio of Net Investment Income to Average Net Assets                    (1.02)%
Portfolio Turnover Rate                                                   221%
Average Commission Rate Paid(2)                                    $   0.0560


(1)  Class C shares were first sold on May 8, 1997.

(2) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principle basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized. Total returns do not include the 1% contingent deferred sales charge.

Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Emerging Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on November 30, 1987. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value + Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the Board of Trustees declares separate distributions of each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first sold by the Fund on May 8, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At June 30, 1997, 99.7% of the Fund's long positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. At June 30, 1997, approximately 0.3% of the Fund's long positions were valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the healthcare and technology sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a Fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

f. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date.

g. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate daily net assets of each class and the specific expense rate applicable to each class.

h. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

NOTE 2  CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for the six months ended June 30, 1997, and for the year ended December 31, 1996, and for Class C for the period from May 8, 1997 (Commencement of Operations) to June 30, 1997, were as follows:

Class A

1/1/97 - 6/30/97                                      SHARES             AMOUNT
-------------------------------------------------------------------------------
Shares sold                                        5,005,312      $  98,115,996
Shares reinvested                                          -                  -
-------------------------------------------------------------------------------
                                                   5,005,312         98,115,996

-------------------------------------------------------------------------------
Shares redeemed                                   (5,039,735)       (98,480,696)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net decrease                                         (34,423)       $  (364,700)
-------------------------------------------------------------------------------



1/1/96 - 12/31/96                                     SHARES             AMOUNT
-------------------------------------------------------------------------------
Shares sold                                       10,385,165     $  223,710,716
Shares reinvested                                  1,385,610         27,461,885
-------------------------------------------------------------------------------
                                                  10,385,775        251,172,601

-------------------------------------------------------------------------------
Shares redeemed                                  (10,019,081)      (210,003,626)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase                                       1,751,694      $  41,168,975
-------------------------------------------------------------------------------

Class C

5/8/97* - 6/30/97                                     SHARES             AMOUNT
-------------------------------------------------------------------------------
Shares sold                                            2,492          $  50,000
Shares reinvested                                          -                  -
-------------------------------------------------------------------------------
                                                       2,492             50,000

-------------------------------------------------------------------------------
Shares redeemed                                            -                  -
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Net increase                                           2,492          $  50,000
-------------------------------------------------------------------------------

*    Class C shares were first sold on May 8, 1997.

NOTE 3   TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson Stephens Investment Management, L.P. ("RSIM"), an investment advisory fee calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the six months ended June 30, 1997, the Fund incurred investment advisory fees of $967,268. For the six months ended June 30, 1997, there was no expected reimbursement of advisory fees and other expenses.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $11,041 for the six months ended June 30, 1997.

c. DISTRIBUTION FEES:

The Fund has entered into agreements with Robertson, Stephens & Company LLC ("RS & Co.") for distribution services with respect to its Class A and Class C shares and has adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares although the Class C Plan contemplates payments at a rate of up to 1.00% of the Fund's average net assets attributable to Class C. For the six months ended June 30, 1997, for Class A, and for the period from May 8, 1997 (Commencement of Operations) through June 30, 1997, for Class C, the Fund incurred distribution fees of $241,807 and $30, respectively.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to RS & Co. at an annual rate of up to 0.25% of the fund's average daily net assets of the Class C Shares. The Plan contemplates that financial institutions will enter into shareholder service agreements with RS & Co. to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from RS & Co. at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each fund for which the financial institution is the financial institution of record. For the period from May 8, 1997 (Commencement of Operations) through June 30, 1997, the Fund incurred shareholder servicing fees of $10.

e. BROKERAGE COMMISSIONS:

RSIM Inc. may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the six months ended June 30, 1997, the Fund paid brokerage commissions of $44,775 to RS & Co., which represented 9.4% of total commissions paid during this period.

NOTE 4  INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At June 30, 1997, the cost of investments purchased for federal income tax purposes was $183,267,446. Accumulated net unrealized appreciation on investments was $32,388,557, consisting of gross unrealized appreciation and depreciation of $37,110,801 and ($4,722,244), respectively.

b. INVESTMENT PURCHASES AND SALES:

For the six months ended June 30, 1997, the cost of investments purchased and the proceeds from investments sold (excluding short-term investments) were $390,037,011 and $369,703,322, respectively.

c. RESTRICTED SECURITIES:

A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently reregistered and resold, the issuers would bear the expense of all registrations at no cost to the Fund. At June 30, 1997, the Fund held restricted securities with an aggregate value of $43,953, which represented 0% of the Fund's total assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees as outlined in Note 1a, paragraphs 1 and 2.

                                   SHARES      COST      VALUE      ACQUISITION
SECURITY                             (000)     (000)      (000)            DATE
-------------------------------------------------------------------------------
Applied Micro Circuits
Corporation, Convertible
Preferred Stock, Series 3               2     $  50      $  44          9/14/87
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

NOTE 5  MERGER:

On June 8, 1997, BankAmerica Corporation ("BankAmerica") entered into an Agreement and Plan of Merger with Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc., pursuant to which each of those entities would be merged into a subsidiary of BankAmerica. Upon the consummation of those mergers (expected to occur as early as September 30, 1997), BankAmerica will become the owner of the entire beneficial interest in RSIM, L.P. and RSIM, Inc.

ADMINISTRATION

OFFICERS AND TRUSTEES
G. Randy Hecht, Trustee
     President, Chief Executive Officer

Leonard B. Auerbach, Trustee
     President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
     Principal and Chairman of
     Glynn Capital Management

James K. Peterson, Trustee
     Former Director of the IBM Retirement Funds

John P. Rohal, Trustee
     Managing Director and Director of Research, Robertson, Stephens & Co.

Terry R. Otton
     Chief Financial Officer

Dana K. Welch
     Secretary

INVESTMENT ADVISER
Robertson Stephens Investment Management, Inc.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Emerging Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published August 29, 1997

Design: Broom & Broom, Inc., San Francisco      Photography: Anne Hamersky,
Jerry Orabona, Bill Zemanek


In addition to THE EMERGING GROWTH FUND, Robertson Stephens offers the following mutual funds:


THE CONTRARIAN FUND-TM-
A DEFENSIVE POSITION IN TODAY'S VOLATILE MARKET - Invests in attractively priced, growing companies worldwide that are out of favor or have not been discovered by institutional investors. Adheres to an independent, aggressive, and flexible investment strategy. Managed by Paul Stephens.

THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests primarily in publicly traded equities of developing countries, as well as in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES - Invests primarily in equity securities to create a portfolio broadly diversified over industries and companies. No load. Managed by John Wallace.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated or overlooked by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara.

THE GLOBAL VALUE FUND
APPLYING A CASH FLOW VALUE METHODOLOGY WORLDWIDE - Uses a methodology that combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE ATTEMPTING TO MANAGE RISK - Invests primarily in small- and mid-cap company stocks, as well as convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND-TM-
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION - Invests primarily in "micro-cap" companies with the potential for long-term capital appreciation. No load. Managed by David Evans.

THE PARTNERS FUND
A SMALL-CAP FUND USING A VALUE METHODOLOGY - This methodology combines traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR - Invests primarily in growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. No load. Managed by Ron Elijah.

Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.

ROBERTSON STEPHENS & COMPANY
BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104

FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

-  Knowledgeable mutual fund representatives.

-  Automated access to daily net asset values.

-  Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863

ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM


ROBERTSON STEPHENS
ON THE WEB

HTTP://WWW.RSIM.COM


ROBERTSON STEPHENS
ACCOUNTLINK

-  Automated account information, 24 hours a day.

1-800-624-8025

FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as EmGr under the heading Robertson Stephens. Its computer quotation symbol is RSEGX.

The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.

JIM CALLINAN
Portfolio Manager
The Robertson Stephens Emerging Growth Fund


G. RANDY HECHT
President
Robertson Stephens
Investment Trust
randy_hecht@rsco.com

INVESTMENT TEAM

RESEARCH
Catherine Baker
Rod Berry
Stephen Bishop
Susan Richardson
Rob Zidar

SENIOR TRADER
Catherine O'Neill

ADMINISTRATION
Nancy Mayer

INVESTMENT